UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7162

Western Asset High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eight Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2011

Semi-Annual Report

Western Asset High Income Fund Inc.
(HIF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Income Fund Inc.

Fund objectives

The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	21

Statement of operations	22

Statements of changes in net assets	23

Financial highlights	24

Notes to financial statements	25

Additional shareholder information	39

Dividend reinvestment plan	40

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Income Fund Inc. for the six-month reporting period ended June 30, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

July 29, 2011

Western Asset High Income Fund Inc.	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended June 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During the first half of the period, there were expectations of a strengthening economy and generally robust investor risk appetite. However, as the reporting period progressed, weakening economic data triggered a flight to quality as investor risk aversion increased. Despite giving back a portion of their previous gains in late May and June, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than previously realized during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the year was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in the first half of the reporting period, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. As of the end of the reporting period, approximately 14.1 million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8%, 4.0% and 0.8% in April, May and June, respectively. At the end of June, the inventory of unsold homes was a 9.5 month supply at the current sales level, versus a 9.1 month supply in May. Existing-home prices were relatively stagnant versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $184,300 in June 2011, up 0.8% from June 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-three consecutive months since it began expanding in August 2009 (a reading below 50 indicates a

IV	Western Asset High Income Fund Inc.

Investment commentary (cont’d)

contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, although only twelve of the eighteen industries tracked by the Institute for Supply Management expanded during the month.

Financial market overview

While stocks and lower-quality bonds generated solid results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, prior to the beginning of the reporting period, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

Despite these efforts, at its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rate at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

In June, the Fed also announced that it would complete QE2 on schedule at the end of June. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies and the Fed said it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Fixed income market review

While volatility was elevated at times, the U.S. spread sectors (non-Treasuries) produced positive results during the reporting period. As was the case for much of 2010, the spread sectors generally outperformed equal-durationv Treasuries during the first four months of the reporting period. A combination of positive economic growth, benign

Western Asset High Income Fund Inc.	V

core inflation, rising corporate profits and overall robust investor demand supported the spread sectors from January through April 2011. Investor sentiment then began to shift in May, as optimism about the economic expansion waned and investor risk appetite started to be replaced with increased risk aversion. While the U.S. spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased in June given a host of disappointing economic data and a further escalation of the European sovereign debt crisis. Against this backdrop, the spread sectors generated relatively poor results during most of June as investors fled the spread sectors in favor of Treasury securities.

Both short- and long-term Treasury yields fluctuated during the six months ended June 30, 2011. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, due to the tragic events in Japan. Yields briefly moved higher toward the end of March, but then generally declined from April through June given disappointing economic data and periodic flights to quality. In late June, two- and ten-year Treasury yields bottomed at 0.35% and 2.88%, respectively, and ended the period at 0.45% and 3.18%, respectively. For the six months ended June 30, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 2.72%.

The U.S. high-yield bond market produced strong results during the first five months of the reporting period. High-yield prices moved higher against a backdrop of generally better-than-expected corporate profits and overall strong investor demand. However, the asset class gave back a portion of its gains in June during the flight to quality, with the high-yield market posting its first monthly loss since November 2010. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvii returned 4.98% for the six months ended June 30, 2011.

Despite periods of volatility, the emerging market debt asset class generated a solid return for the six-month reporting period. Investor concerns regarding interest rate hikes in China and unrest in the Middle East and Northern Africa dragged the asset class down from November 2010 (prior to the beginning of the reporting period) through January 2011. Emerging market debt prices then largely stabilized in February and rallied from March through June. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 5.09% over the six months ended June 30, 2011.

Performance review

For the six months ended June 30, 2011, Western Asset High Income Fund Inc. returned 5.30% based on its net asset value (“NAV”)ix and 6.46% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index and the EMBI Global, returned 4.98% and 5.09%, respectively, over the same time frame. The Lipper High Current Yield Closed-End Funds Category Averagex returned 5.74% for the same period. Please note that

VI	Western Asset High Income Fund Inc.

Investment commentary (cont’d)

Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.44 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2011 (unaudited)

Price Per Share	6-Month Total Return*
$9.58 (NAV)	5.30%†
$10.23 (Market Price)	6.46%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*       Total returns are based on changes in NAV or market price, respectively.

†         Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡       Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “HIF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

July 29, 2011

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset High Income Fund Inc.	VII

i                     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                  The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii               The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv                The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v                   Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi                The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii             The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii          The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix                 Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x                    Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category.

Western Asset High Income Fund Inc. 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†        The bar graph above represents the composition of the Fund’s investments as of June 30, 2011 and December 31, 2010 and does not include derivatives, such as futures contracts, written options and foreign forward currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset High Income Fund Inc. 2011 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — June 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

80% BC HY (2% constrained), 20% JPM EMBI Global	—	80% of Barclays Capital U.S. High Yield — 2% Issuer Cap Index and 20% of JPMorgan Emerging Markets Bond Index Global
EM	—	Emerging Markets
HIF	—	Western Asset High Income Fund Inc.
HY	—	High Yield
IG Credit	—	Investment Grade Credit
Non $	—	Non U.S. Dollar

Western Asset High Income Fund Inc. 2011 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — June 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

80% BC HY (2% constrained), 20% JPM EMBI Global	—	80% of Barclays Capital U.S. High Yield — 2% Issuer Cap Index and 20% of JPMorgan Emerging Markets Bond Index Global
EM	—	Emerging Markets
HIF	—	Western Asset High Income Fund Inc.
HY	—	High Yield
IG Credit	—	Investment Grade Credit
Non-$	—	Non U.S. Dollar

4	Western Asset High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2011

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 85.0%
Consumer Discretionary — 20.3%
Automobiles — 0.6%
Escrow GCB General Motors	7.200%	1/15/11	250,000	$ 7,500	(a)(b)(k)
Escrow GCB General Motors	8.375%	7/15/33	435,000	13,050	(a)(b)
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	190,000	191,440
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	105,000	109,986
Total Automobiles				321,976
Diversified Consumer Services — 0.7%
Service Corp. International, Senior Notes	7.500%	4/1/27	130,000	124,800
Sotheby’s, Senior Notes	7.750%	6/15/15	160,000	176,800
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	35,000	35,000
Total Diversified Consumer Services				336,600
Hotels, Restaurants & Leisure — 7.8%
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	40,000	37,100
Caesar’s Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	229,000	225,565
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	160,000	163,200
CCM Merger Inc., Notes	8.000%	8/1/13	160,000	158,000	(c)
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	220,000	239,800	(c)(d)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	165,000	184,387	(c)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	130,000	130,000	(c)
El Pollo Loco Inc.	12.000%	12/28/17	280,000	280,000	(e)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	275,000	276,375
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	85,000	90,100
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	110,000	111,100	(c)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	104,000	102,440	(c)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	100,000	100,250	(c)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	145,000	155,875
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	30,000	32,250	(c)
MGM Resorts International, Senior Notes	5.875%	2/27/14	160,000	154,600
MGM Resorts International, Senior Notes	6.625%	7/15/15	20,000	18,850
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	15,000	17,100
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	40,000	45,900

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Semi-Annual Report	5

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	410,000	$ 334,150
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	280,000	299,600	(c)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	170,000	196,775
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	85,000	91,694
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	30,000	30,675
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	140,000	144,900	(c)
Snoqualmie Entertainment Authority, enior Secured Notes	4.204%	2/1/14	90,000	81,450	(c)(f)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	45,000	44,212	(c)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	215,000	22	(a)(b)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	90,000	9	(a)(b)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	175,000	18	(a)(b)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	20,000	2	(a)(b)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	136,000	140,760	(c)
Total Hotels, Restaurants & Leisure				3,887,159
Household Durables — 0.2%
DirectBuy Holdings Inc., Senior Secured Notes	12.000%	2/1/17	40,000	15,800	(c)
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	110,000	108,350
Total Household Durables				124,150
Internet & Catalog Retail — 0.7%
Netflix Inc., Senior Notes	8.500%	11/15/17	130,000	146,575
QVC Inc., Senior Secured Notes	7.375%	10/15/20	195,000	206,212	(c)
Total Internet & Catalog Retail				352,787
Media — 6.5%
Affinity Group LLC, Senior Secured Notes	11.500%	12/1/16	140,000	147,700	(c)
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	64,850	76,685
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	200,000	217,000
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	330,000	300,300	(c)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	260,000	235,300	(c)
Charter Communications Inc., Senior Notes	6.500%	4/30/21	140,000	138,775
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	160,000	176,800	(c)

See Notes to Financial Statements.

6	Western Asset High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	230,000	$ 252,425
DISH DBS Corp., Senior Notes	6.625%	10/1/14	20,000	21,100
DISH DBS Corp., Senior Notes	7.875%	9/1/19	45,000	48,769
DISH DBS Corp., Senior Notes	6.750%	6/1/21	90,000	92,700	(c)
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	70,000	74,200
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	140,000	148,400	(c)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	140,000	139,300	(c)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	100,000	114,900
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	300,000	316,500	(c)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	120,000	120,300	(c)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	150,000	149,250	(c)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	130,000	133,900	(c)
UPC Holding BV, Senior Notes	9.875%	4/15/18	65,000	72,475	(c)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	260,000	258,050	(c)
Total Media				3,234,829
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	235,000	218,550
Specialty Retail — 2.2%
American Greetings Corp., Senior Notes	7.375%	6/1/16	275,000	284,625
American Greetings Corp., Senior Notes	7.375%	6/1/16	35,000	34,825
American Greetings Corp., Senior Notes	7.375%	6/1/16	20,000	19,900
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	210,000	198,450	(c)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	110,000	117,700
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	330,000	343,200
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	90,000	92,700	(c)
Total Specialty Retail				1,091,400
Textiles, Apparel & Luxury Goods — 1.2%
Burlington Coat Factory Warehouse Corp., Senior Notes	10.000%	2/15/19	90,000	89,550	(c)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	60,000	62,100	(c)
Giraffe Acquisition Corp., Senior Notes	9.125%	12/1/18	180,000	170,100	(c)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	245,000	278,075
Total Textiles, Apparel & Luxury Goods				599,825
Total Consumer Discretionary				10,167,276

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Semi-Annual Report	7

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 1.3%
Food Products — 1.2%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	220,000	$ 223,300	(c)
Bumble Bee Acquisiton Co., Senior Secured Notes	9.000%	12/15/17	80,000	80,800	(c)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	60,000	61,500	(c)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	210,000	223,650	(c)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	23,000	26,795
Total Food Products				616,045
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	40,000	38,800
Total Consumer Staples				654,845
Energy — 10.0%
Energy Equipment & Services — 1.6%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	110,000	115,500
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	175,000	183,750	(c)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	140,000	148,400
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	40,000	40,600
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	280,000	305,900
Total Energy Equipment & Services				794,150
Oil, Gas & Consumable Fuels — 8.4%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	110,000	126,225
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	100,000	103,500	(c)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	210,000	222,075
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	160,000	175,600
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	140,000	153,300
Corral Petroleum Holdings AB, Senior Bonds	15.000%	9/18/11	275,468	264,449	(a)(c)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	50,000	53,500
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	138,450
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	100,000	108,362	(f)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	75,000	78,947	(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	240,000	234,600
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	140,000	151,550	(c)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	45,000	49,275
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	50,000	51,250

See Notes to Financial Statements.

8	Western Asset High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	20,000		$ 19,900
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	160,000		151,200	(c)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	60,000		65,550	(c)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	300,000		295,875
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	40,000		45,100
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	55,000		58,837
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	20,000		21,442
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	175,000		172,375	(c)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	60,000		56,700	(c)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	130,000		146,900
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	115,000		125,925
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	275,000		316,250
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	70,000		70,963	(c)
Teekay Corp., Senior Notes	8.500%	1/15/20	220,000		228,250
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	210,000		239,925	(c)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	110,000		114,950
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	140,000		142,100	(c)
Total Oil, Gas & Consumable Fuels					4,183,325
Total Energy					4,977,475
Financials — 5.5%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	110,000		110,335
Commercial Banks — 1.2%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	140,000		120,964
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	94,619		94,382
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	100,000		105,000	(c)(f)(g)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	140,000		142,625
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	90,000		92,588
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	80,000		72,400	(f)(g)
Total Commercial Banks					627,959
Consumer Finance — 0.9%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	160,000		150,000
Ally Financial Inc., Senior Notes	7.500%	12/31/13	30,000		32,213
Ally Financial Inc., Senior Notes	7.500%	9/15/20	20,000		21,000
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	100,000	EUR	151,178

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Semi-Annual Report	9

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — continued
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	70,000	$ 76,935
Total Consumer Finance				431,326
Diversified Financial Services — 2.6%
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	15,000	15,685	(f)(g)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	75,000	85,875	(c)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	110,000	117,287
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	30,000	31,200
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	70,000	71,313
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	390,000	430,950
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	230,000	248,975
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	130,000	133,412
Residential Capital LLC, Junior Secured Notes	9.625%	5/15/15	160,000	159,600
Total Diversified Financial Services				1,294,297
Insurance — 0.6%
American International Group Inc., Senior Notes	8.250%	8/15/18	100,000	114,913
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	70,000	70,082	(c)(f)(g)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.846%	9/30/11	40,000	37,960	(f)(g)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	60,000	62,982	(c)
Total Insurance				285,937
Total Financials				2,749,854
Health Care — 4.4%
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Notes	10.000%	10/15/17	20,000	21,900
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	70,000	77,525	(d)
Total Health Care Equipment & Supplies				99,425
Health Care Providers & Services — 4.0%
American Renal Holdings, Senior Notes	9.750%	3/1/16	160,000	160,952	(c)(d)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	110,000	112,612
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	455,000	465,237
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	80,000	85,000
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	140,000	159,075	(c)
HCA Inc., Senior Secured Notes	7.875%	2/15/20	275,000	299,750
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	140,000	133,400	(c)
Symbion Inc., Senior Secured Notes	8.000%	6/15/16	30,000	29,475	(c)

See Notes to Financial Statements.

10	Western Asset High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	210,000	$ 176,400
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	60,000	68,475
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	190,000	196,650	(d)
US Oncology Inc.	9.125%	8/15/17	110,000	2,475
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	110,000	114,125
Total Health Care Providers & Services				2,003,626
Pharmaceuticals — 0.2%
Endo Pharmaceuticals Holdings Inc., Senior Notes	7.000%	7/15/19	30,000	30,900	(c)
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	70,000	73,325	(c)
Total Pharmaceuticals				104,225
Total Health Care				2,207,276
Industrials — 15.0%
Aerospace & Defense — 2.0%
Ducommun Inc., Senior Notes	9.750%	7/15/18	90,000	92,925	(c)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	190,000	202,825
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	120,000	127,200	(c)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	100,000	106,000
Northrop Grumman Corp., Senior Notes	6.875%	3/15/18	80,000	82,400	(c)
Northrop Grumman Corp., Senior Notes	7.125%	3/15/21	80,000	83,200	(c)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	90,000	99,112
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	205,000	218,325	(c)
Total Aerospace & Defense				1,011,987
Airlines — 2.2%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	80,000	75,600	(c)
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	13,417	13,953
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	148,209	147,839
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	410,000	428,450	(c)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	114,844	116,705
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	41,745	44,250
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	58,000	62,132	(c)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	189,000	199,395	(c)
Total Airlines				1,088,324

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Semi-Annual Report	11

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — 1.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	54,600	$ 33,306	(a)(c)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	220,000	221,650	(c)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	139,000	156,375	(c)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	130,000	146,250	(c)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000	109,500	(c)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	90,000	88,875	(c)
Total Building Products				755,956
Commercial Services & Supplies — 1.7%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	160,000	179,400
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	260,000	274,300	(c)
American Reprographics Co., Senior Notes	10.500%	12/15/16	160,000	167,600
Geo Group Inc., Senior Notes	7.750%	10/15/17	155,000	165,075
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	80,000	80,000
Total Commercial Services & Supplies				866,375
Construction & Engineering — 0.8%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	150,000	153,938	(c)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	220,000	219,725	(c)
Total Construction & Engineering				373,663
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	170,000	165,325	(c)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	120,000	132,900
Machinery — 0.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	220,000	219,450	(c)
Marine — 0.7%
Navios Maritime Acquisition Corp., Senior Secured Notes	8.625%	11/1/17	50,000	49,500	(c)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	240,000	237,600
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	80,000	77,200	(c)
Total Marine				364,300
Road & Rail — 3.1%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	260,000	271,050	(c)(d)
Florida East Coast Industries Inc., Senior Secured Notes	8.125%	2/1/17	170,000	176,375	(c)
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	230,000	243,800	(c)(e)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	111,000	132,090

See Notes to Financial Statements.

12	Western Asset High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — continued
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	290,000	$ 316,100
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	20,000	23,350
Quality Distribution LLC/QD Capital Corp., Senior Secured Notes	9.875%	11/1/18	200,000	204,750	(c)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	183,000	201,757
Total Road & Rail				1,569,272
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	160,000	164,400
Transportation — 1.3%
CMA CGM, Senior Notes	8.500%	4/15/17	280,000	236,600	(c)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	250,000	252,500	(c)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	160,000	165,600	(c)
Total Transportation				654,700
Transportation Infrastructure — 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	150,000	151,688	(c)
Total Industrials				7,518,340
Information Technology — 4.0%
Communications Equipment — 0.5%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	285,000	257,925
Electronic Equipment, Instruments & Components — 0.6%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	280,000	315,000	(c)
IT Services — 1.9%
Ceridian Corp., Senior Notes	12.250%	11/15/15	143,775	146,651	(d)
First Data Corp., Senior Notes	10.550%	9/24/15	382,686	398,950	(d)
First Data Corp., Senior Notes	11.250%	3/31/16	140,000	138,600
First Data Corp., Senior Secured Notes	7.375%	6/15/19	10,000	10,125	(c)
iGATE Corp., Senior Notes	9.000%	5/1/16	250,000	253,750	(c)
Total IT Services				948,076
Semiconductors & Semiconductor Equipment — 1.0%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	80,000	84,600
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	60,000	63,600	(d)
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	40,000	45,400	(c)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	190,000	205,437
Freescale Semiconductor Inc., Senior Toggle Notes	9.125%	12/15/14	57,776	60,737	(d)
Sensata Technologies BV, Secured Notes	6.500%	5/15/19	40,000	40,100	(c)
Total Semiconductors & Semiconductor Equipment				499,874
Total Information Technology				2,020,875

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Semi-Annual Report	13

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 9.0%
Chemicals — 1.8%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	110,000		$ 117,700	(c)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	100,000		105,500	(c)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	93,000	EUR	143,293	(c)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	132,000		147,180	(c)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	160,000		180,000
Solutia Inc., Senior Notes	8.750%	11/1/17	15,000		16,350
Solutia Inc., Senior Notes	7.875%	3/15/20	120,000		129,000
Texas Petrochemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	70,000		72,800	(c)
Total Chemicals					911,823
Containers & Packaging — 2.6%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	200,000		211,500	(c)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	150,000		145,875
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	120,000		121,200	(c)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	220,000		223,850	(c)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	390,000		366,600	(c)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	190,000		199,025	(a)(c)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	20,000		20,950	(a)(c)
Total Containers & Packaging					1,289,000
Metals & Mining — 3.3%
Atkore International Inc., Senior Secured Notes	9.875%	1/1/18	80,000		84,400	(c)
Evraz Group SA, Notes	9.500%	4/24/18	100,000		115,500	(c)
Evraz Group SA, Senior Notes	9.500%	4/24/18	100,000		115,250	(c)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	30,000		30,750	(c)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	360,000		360,900	(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	70,000		70,000	(c)
Novelis Inc., Senior Notes	8.750%	12/15/20	220,000		238,700
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	280,000		147,000
Vale Overseas Ltd., Notes	8.250%	1/17/34	62,000		76,160
Vale Overseas Ltd., Notes	6.875%	11/21/36	68,000		74,003
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	100,000		107,750	(c)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	200,000		200,240	(c)
Total Metals & Mining					1,620,653

See Notes to Financial Statements.

14	Western Asset High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — 1.3%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	176,000	$178,640
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	160,000	150,000
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	210,000	205,275	(c)
Verso Paper Holdings LLC, Senior Secured Notes	8.750%	2/1/19	70,000	62,650	(c)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	60,000	55,950
Total Paper & Forest Products				652,515
Total Materials				4,473,991
Telecommunication Services — 8.5%
Diversified Telecommunication Services — 4.9%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	250,000	238,125	(c)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	8,000	7,852	(c)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	15,000	12,225
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	130,000	133,900	(c)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	200,000	213,000	(c)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	250,000	248,750	(c)
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	116,000	119,915
Primus Telecommunications Group Inc., Senior Subordinated Secured Notes	14.250%	5/20/13	23,681	23,918	(d)
Satelite Mexicanos SA de CV, Senior Secured Notes	9.500%	5/15/17	110,000	112,750	(c)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	170,000	182,112
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	130,000	143,163	(c)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	100,000	108,340	(c)
West Corp., Senior Notes	8.625%	10/1/18	160,000	162,400	(c)
West Corp., Senior Notes	7.875%	1/15/19	200,000	194,500	(c)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	130,000	147,875	(c)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	200,000	208,500	(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	200,000	201,000
Total Diversified Telecommunication Services				2,458,325
Wireless Telecommunication Services — 3.6%
Buccaneer Merger Sub Inc., Senior Notes	9.125%	1/15/19	165,000	172,425	(c)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	100,000	106,375
Sprint Capital Corp., Global Notes	6.900%	5/1/19	160,000	165,600
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	150,000	142,875
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	550,000	598,125

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Semi-Annual Report	15

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
True Move Co., Ltd., Notes	10.750%	12/16/13	395,000	$428,081	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	201,200	(c)
Total Wireless Telecommunication Services				1,814,681
Total Telecommunication Services				4,273,006
Utilities — 7.0%
Electric Utilities — 2.1%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	280,000	285,600
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	150,000	144,000	(c)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	340,000	363,800
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	280,000	276,500	(c)
Total Electric Utilities				1,069,900
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	120,000	126,000
Independent Power Producers & Energy Traders — 4.6%
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	70,000	73,500	(c)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	40,000	41,000	(c)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	280,000	288,750	(c)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	105,340	(c)
Dynegy Inc., Bonds	7.670%	11/8/16	160,000	142,400
Edison Mission Energy, Senior Notes	7.625%	5/15/27	85,000	62,900
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	405,000	348,300
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	108,069	92,411	(d)
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	40,000	40,639
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	165,000	176,791
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	110,000	111,650	(c)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	340,000	362,525	(c)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	390,000	393,900
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	48,715	54,560
Total Independent Power Producers & Energy Traders				2,294,666
Total Utilities				3,490,566
Total Corporate Bonds & Notes (Cost — $40,548,289)				42,533,504

See Notes to Financial Statements.

16	Western Asset High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Senior Loans — 1.2%
Consumer Discretionary — 0.4%
Hotels, Restaurants & Leisure — 0.1%
CityCenter Holdings LLC, Term Loan	7.500%	1/13/15	50,000	$50,469	(h)
Specialty Retail — 0.3%
BCBG Maxazria International, Term Loan B	9.69%	5/19/15	140,000	135,100	(h)
Total Consumer Discretionary				185,569
Industrials — 0.1%
Marine — 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	69,508	69,508	(e)(h)
Telecommunication Services — 0.6%
Wireless Telecommunication Services — 0.6%
Vodafone Americas Finance 2 Inc., Term Loan	6.875%	8/11/15	268,838	278,247	(h)
Utilities — 0.1%
Electric Utilities — 0.1%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.690 - 4.768%	10/10/17	95,155	74,408	(h)
Total Collateralized Senior Loans (Cost — $599,424)				607,732
Convertible Bonds & Notes — 1.9%
Consumer Discretionary — 1.3%
Diversified Consumer Services — 1.3%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	620,000	657,200	(c)
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
James River Coal Co., Senior Notes	3.125%	3/15/18	10,000	10,000	(c)
Industrials — 0.5%
Marine — 0.5%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	290,000	236,350
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	40,000	36,800
Total Convertible Bonds & Notes (Cost — $742,228)				940,350
Sovereign Bonds — 4.4%
Argentina — 0.9%
Republic of Argentina, GDP Linked Securities, Senior Bonds	0.000%	12/15/35	65,000	11,603	(f)(l)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	358,000	371,872
Republic of Argentina, Senior Bonds	7.000%	10/3/15	26,000	25,727
Republic of Argentina, Senior Notes	8.750%	6/2/17	25,000	26,125
Total Argentina				435,327

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Semi-Annual Report	17

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Brazil — 0.5%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	29,000	BRL	$17,592
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	435,000	BRL	252,768
Total Brazil					270,360
Colombia — 0.2%
Republic of Colombia, Senior Notes	7.375%	3/18/19	100,000		125,150
India — 0.3%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	140,000		137,200	(c)(f)
Indonesia — 0.4%
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	539,000,000	IDR	73,754
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	297,000,000	IDR	42,567
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	378,000,000	IDR	50,733
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	408,000,000	IDR	50,965
Total Indonesia					218,019
Peru — 0.1%
Republic of Peru, Bonds	7.840%	8/12/20	170,000	PEN	68,273
Russia — 0.3%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	140,000		149,450	(c)
Turkey — 0.9%
Republic of Turkey, Senior Notes	7.000%	6/5/20	12,000		13,872
Republic of Turkey, Senior Notes	6.875%	3/17/36	377,000		416,585
Total Turkey					430,457
Venezuela — 0.8%
Bolivarian Republic of Venezuela	5.750%	2/26/16	386,000		301,080	(c)
Bolivarian Republic of Venezuela	7.650%	4/21/25	16,000		10,440
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	53,000		38,028
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	28,000		28,000
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	12,000		11,010
Total Venezuela					388,558
Total Sovereign Bonds (Cost — $2,167,884)					2,222,794

			Shares
Common Stocks — 2.4%
Consumer Discretionary — 1.6%
Automobiles — 0.2%
General Motors Co.			2,664		80,879	*

See Notes to Financial Statements.

18	Western Asset High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset High Income Fund Inc.

Security	Rate	Shares	Value
Media — 1.4%
Charter Communications Inc., Class A Shares		13,139	$712,922	*
Total Consumer Discretionary			793,801
Energy — 0.5%
Energy Equipment & Services — 0.4%
KCAD Holdings I Ltd.		20,177,668	203,351	*(a)(e)
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares		866	22,230	*
Total Energy			225,581
Industrials — 0.3%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership		17	10,965	*(a)(e)
Nortek Inc.		229	8,242	*
Total Building Products			19,207
Marine — 0.3%
DeepOcean Group Holding AS		9,303	148,848	*(e)
Total Industrials			168,055
Total Common Stocks (Cost — $977,295)			1,187,437
Convertible Preferred Stocks — 0.8%
Financials — 0.8%
Diversified Financial Services — 0.8%
Bank of America Corp.	7.250%	290	290,348
Citigroup Inc.	7.500%	900	108,135
Total Convertible Preferred Stocks (Cost — $393,474)			398,483
Preferred Stocks — 2.3%
Financials — 2.2%
Commercial Banks — 0.4%
Banesto Holdings Ltd.	10.500%	8,225	206,911	(c)
Consumer Finance — 0.7%
GMAC Capital Trust I	8.125%	14,381	368,154	(f)
Diversified Financial Services — 1.1%
Citigroup Capital XII	8.500%	13,200	340,824	(f)
Citigroup Capital XIII	7.875%	7,225	200,710	(f)
Total Diversified Financial Services			541,534
Total Financials			1,116,599

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Semi-Annual Report	19

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		434	$41,230	(c)(e)(f)
Total Preferred Stocks (Cost — $1,126,378)				1,157,829

		Expiration Date	Notional Amount†
Purchased Options — 0.2%
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.16 Index, Call @ $102.50 (Cost — $88,470)		9/21/11	9,830,000	84,039

			Warrants
Warrants — 0.3%
Buffets Restaurant Holdings		4/28/14	168	2	*(a)(e)
Charter Communications Inc.		11/30/14	209	2,508	*(e)
General Motors Co.		7/10/16	2,421	51,809	*
General Motors Co.		7/10/19	2,421	38,566	*
Jack Cooper Holdings Corp.		12/15/17	210	19,950	*(e)
Jack Cooper Holdings Corp.		5/6/18	97	9,700	*(e)
Nortek Inc.		12/7/14	339	2,712	*(a)(e)
SemGroup Corp.		11/30/14	912	6,156	*(a)
Total Warrants (Cost — $312,750)				131,403
Total Investments before Short-Term Investments (Cost — $46,956,192)				49,263,571

		Maturity Date	Face Amount†
Short-Term Investments — 0.0%
U.S. Government Agencies — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100 - 0.120%	1/10/12	22,000	21,988	(i)(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	1/9/12	2,000	1,999	(i)(j)
Total Short-Term Investments (Cost — $23,986)				23,987
Total Investments — 98.5% (Cost — $46,980,178#)				49,287,558
Other Assets in Excess of Liabilities — 1.5%				732,530
Total Net Assets — 100.0%				$50,020,088

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Illiquid security.
(b)	The coupon payment on these securities is currently in default as of June 30, 2011.

See Notes to Financial Statements.

20	Western Asset High Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2011

Western Asset High Income Fund Inc.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	Rate shown represents yield-to-maturity.
(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(k)	The maturity principal is currently in default as of June 30, 2011.
(l)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

	BRL	— Brazilian Real
	EUR	— Euro
	GDP	— Gross Domestic Product
	IDR	— Indonesian Rupiah
	OJSC	— Open Joint Stock Company
	PEN	— Peruvian Nuevo Sol

Schedule of Written Options

Security	Expiration Date	Strike Price	Notional Amount	Value
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	$ 99.00	$9,830,000	$280,034
Credit default swaption with Morgan Stanley & Co. Inc. to buy protection on Markit CDX.NA.HY.16 Index, Call	9/21/11	103.50	9,830,000	54,647
Total Written Options (Premiums received — $314,560)				$334,681

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Semi-Annual Report	21

Statement of assets and liabilities (unaudited)

June 30, 2011

Assets:
Investments, at value (Cost — $46,980,178)	$49,287,558
Foreign currency, at value (Cost — $58,056)	59,226
Cash	758,574
Interest and dividends receivable	1,062,147
Receivable for securities sold	189,389
Receivable from broker — variation margin on open futures contracts	5,180
Unrealized appreciation on forward foreign currency contracts	3,355
Prepaid expenses	15,715
Total Assets	51,381,144

Liabilities:
Payable for securities purchased	921,891
Written options, at value (premiums received $314,560)	334,681
Investment management fee payable	29,037
Unrealized depreciation on forward foreign currency contracts	2,650
Accrued foreign capital gains tax	2,484
Directors’ fees payable	1,235
Accrued expenses	69,078
Total Liabilities	1,361,056
Total Net Assets	$50,020,088

Net Assets:
Par value ($0.001 par value; 5,223,140 shares issued and outstanding;
100,000,000 shares authorized)	$ 5,223
Paid-in capital in excess of par value	56,848,435
Undistributed net investment income	99,658
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(9,207,485)
Net unrealized appreciation on investments, futures contracts, written options and foreign currencies	2,274,257
Total Net Assets	$50,020,088

Shares Outstanding	5,223,140

Net Asset Value	$9.58

See Notes to Financial Statements.

22	Western Asset High Income Fund Inc. 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2011

Investment Income:
Interest	$2,157,325
Dividends	44,138
Less: Foreign taxes withheld	(2,940)
Total Investment Income	2,198,523

Expenses:
Investment management fee (Note 2)	175,775
Audit and tax	35,977
Transfer agent fees	18,489
Shareholder reports	11,877
Legal fees	11,493
Stock exchange listing fees	10,588
Directors’ fees	4,390
Custody fees	4,210
Fund accounting fees	2,437
Insurance	974
Miscellaneous expenses	2,251
Total Expenses	278,461
Net Investment Income	1,920,062

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	265,889
Futures contracts	(16,202)
Foreign currency transactions	(4,350)
Net Realized Gain	245,337
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	497,094
Futures contracts	(33,933)
Written options	(20,121)
Foreign currencies	(10,698)
Change in Net Unrealized Appreciation (Depreciation)	432,342
Net Gain on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	677,679
Increase in Net Assets From Operations	$2,597,741

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Semi-Annual Report	23

Statements of changes in net assets

For the Six Months Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010	2011	2010

Operations:
Net investment income	$ 1,920,062	$ 4,202,921
Net realized gain	245,337	1,244,081
Change in net unrealized appreciation (depreciation)	432,342	1,512,624
Increase in Net Assets From Operations	2,597,741	6,959,626

Distributions to Shareholders From (Note 1):
Net investment income	(2,293,338)	(4,666,945)
Decrease in Net Assets From Distributions to Shareholders	(2,293,338)	(4,666,945)

Fund Share Transactions:
Reinvestment of distributions (18,699 and 33,342 shares issued, respectively)	182,670	313,754
Increase in Net Assets From Fund Share Transactions	182,670	313,754
Increase in Net Assets	487,073	2,606,435

Net Assets:
Beginning of period	49,533,015	46,926,580
End of period*	$50,020,088	$49,533,015
* Includes undistributed net investment income of:	$99,658	$472,934

See Notes to Financial Statements.

24	Western Asset High Income Fund Inc. 2011 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2011[1]	2010	2009	2008	2007	2006

Net asset value, beginning of period	$9.52	$9.07	$6.41	$10.19	$10.88	$10.50

Income (loss) from operations:
Net investment income	0.37	0.81	0.90	0.86	0.79	0.72
Net realized and unrealized gain (loss)	0.13	0.54	2.64	(3.81)	(0.74)	0.35
Total income (loss) from operations	0.50	1.35	3.54	(2.95)	0.05	1.07

Less distributions from:
Net investment income	(0.44)	(0.90)	(0.88)	(0.83)	(0.74)	(0.69)
Total distributions	(0.44)	(0.90)	(0.88)	(0.83)	(0.74)	(0.69)

Net asset value, end of period	$9.58	$9.52	$9.07	$6.41	$10.19	$10.88

Market price, end of period	$10.23	$10.05	$9.23	$5.96	$8.99	$9.86
Total return, based on NAV[2,3]	5.30%	15.67%	58.66%	(30.63)%	0.37%	10.57%[5]
Total return, based on Market Price[4]	6.46%	19.79%	73.50%	(26.23)%	(1.64)%	17.97%

Net assets, end of period (000s)	$50,020	$49,533	$46,927	$32,967	$52,400	$55,920

Ratios to average net assets:
Gross expenses	1.11%[6]	1.16%	1.31%	1.22%	1.09%	1.21%
Net expenses[7]	1.11 [6]	1.16	1.31	1.22	1.09	1.21 [8]
Net investment income	7.65 [6]	8.75	11.76	9.61	7.40	6.81

Portfolio turnover rate	49%	92%	78%	46%	78%	89%

1               For the six months ended June 30, 2011 (unaudited).

2               Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.Total returns for period less than one year are not annualized.

3               The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

4               The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.Total returns for periods less than one year are not annualized.

5               The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.

6               Annualized.

7               The impact of compensating balance arrangements, if any, was less than 0.01%.

8               Reflects fees forgone and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2011 Semi-Annual Report	25

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

26	Western Asset High Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$42,009,704	$ 523,800	$42,533,504
Collateralized senior loans	—	538,224	69,508	607,732
Convertible bonds & notes	—	940,350	—	940,350
Sovereign bonds	—	2,222,794	—	2,222,794
Common stocks:
Consumer discretionary	$ 793,801	—	—	793,801
Energy	22,230	—	203,351	225,581
Industrials	8,242	—	159,813	168,055
Convertible preferred stocks	398,483	—	—	398,483
Preferred stocks	909,688	206,911	41,230	1,157,829
Purchased options	—	84,039	—	84,039
Warrants	96,531	—	34,872	131,403
Total long-term investments	$2,228,975	$46,002,022	$1,032,574	$49,263,571
Short-term investments†	—	23,987	—	23,987
Total investments	$2,228,975	$46,026,009	$1,032,574	$49,287,558
Other financial instruments:
Forward foreign currency contracts	—	$ 3,355	—	$ 3,355
Total	$2,228,975	$46,029,364	$1,032,574	$49,290,913

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Written options	—	$334,681	—	$334,681
Futures contracts	$13,290	—	—	13,290
Forward foreign currency contracts	—	2,650	—	2,650
Total	$13,290	$337,331	—	$350,621

†  See Schedule of Investments for additional detailed categorizations.

Western Asset High Income Fund Inc. 2011 Semi-Annual Report	27

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Common Stock
Investments in Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Energy	Industrials	Materials	Preferred Stocks	Warrants	Total
Balance as of December 31, 2010	$ 202,816	$ 263,900	—	$ 7,651	$ 2,455	—	$ 7,631	$ 484,453
Accrued premiums/ discounts	142	79	—	—	—	—	—	221
Realized gain (loss)[1]	(100,625)	—	—	—	(33,790)	—	(11)	(134,426)
Change in unrealized appreciation (depreciation)[2]	120,867	(5,505)	$ 25,787	(65,161)	31,608	$ 3,151	19,441	130,188
Net purchases (sales)	300,600	(188,966)	177,564	217,323	(273)	38,079	5,303	549,630
Transfers into Level 3	—	—	—	—	—	—	2,508	2,508
Transfers out of Level 3	—	—	—	—	—	—	—	—
Balance as of June 30, 2011	$523,800	$ 69,508	$203,351	$159,813	—	$41,230	$34,872	$1,032,574
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2011[2]	$ 120,867	—	$ 25,787	$ (65,161)	—	$ 3,151	$ 19,441	$ 104,085

1         This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2         This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the

28	Western Asset High Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Western Asset High Income Fund Inc. 2011 Semi-Annual Report	29

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

30	Western Asset High Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(g) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

At June 30, 2011, the Fund had no open swap agreements.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall

Western Asset High Income Fund Inc. 2011 Semi-Annual Report	31

or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

32	Western Asset High Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated

Western Asset High Income Fund Inc. 2011 Semi-Annual Report	33

transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2011, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $337,331. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

34	Western Asset High Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions to shareholders of the Fund of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of June 30, 2011, there were $2,484 of capital gains tax liabilities accrued on unrealized gains.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Western Asset High Income Fund Inc. 2011 Semi-Annual Report	35

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. Western Singapore and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Singapore and Western Asset Limited do not receive any compensation from the Fund. Western Asset pays Western Singapore and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$24,003,728
Sales	23,852,308

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 3,759,582
Gross unrealized depreciation	(1,452,202)
Net unrealized appreciation	$ 2,307,380

36	Western Asset High Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

During the six months ended June 30, 2011, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2010	—	—
Options written	$19,660,000	$314,560
Options closed	—	—
Options expired	—	—
Written options, outstanding as of June 30, 2011	$19,660,000	$314,560

At June 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 5-Year Notes	17	9/11	$2,013,030	$2,026,320	$(13,290)

At June 30, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
Euro	Citibank, N.A.	92,435	$133,881	8/18/11	$(2,650)
Euro	Royal Bank of Scotland PLC	100,000	144,837	8/18/11	3,355
Net unrealized gain on open forward foreign currency contracts					$ 705

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2011.

ASSET DERIVATIVES[1]

	Foreign Exchange Contracts Risk	Credit Contracts	Total
Purchased options[2]	—	$84,039	$84,039
Forward foreign Currency contracts	$3,355	—	3,355
Total	$3,355	$84,039	$87,394

Western Asset High Income Fund Inc. 2011 Semi-Annual Report	37

LIABILITY DERIVATIVES[1]

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Written options	—	—	$334,681	$334,681
Futures contracts[3]	$13,290	—	—	13,290
Forward foreign Currency contracts	—	$2,650	—	2,650
Total	$13,290	$2,650	$334,681	$350,621

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2  Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

3  Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$ (16,202)	—	$ (16,202)
Forward foreign currency contracts	—	$ (38,115)	(38,115)
Total	$ (16,202)	$ (38,115)	$ (54,317)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	—	—	$ (4,431)	$ (4,431)
Written options	—	—	(20,121)	(20,121)
Futures contracts	$(33,933)	—	—	(33,933)
Forward foreign Currency contracts	—	$(12,085)	—	(12,085)
Total	$(33,933)	$(12,085)	$(24,552)	$(70,570)

38	Western Asset High Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

During the six months ended June 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 25,136
Written options	97,497
Forward foreign currency contracts (to buy)	52,876
Forward foreign currency contracts (to sell)	520,940
Futures contracts (to buy)†	356,161
Futures contracts (to sell)	2,007,613

†  At June 30, 2011, there were no open positions held in this derivative.

5. Distributions subsequent to June 30, 2011

On May 16, 2011, the Fund’s Board of Directors (the “Board”) declared two distributions in the amount of $0.0725 per share, payable on July 29, 2011 and August 26, 2011 to shareholders of record on July 22, 2011 and August 19, 2011, respectively.

On August 12, 2011, the Board declared three distributions, each in the amount of $0.0675 per share, payable on September 30, 2011, October 28, 2011 and November 25, 2011 to shareholders of record on September 23, 2011, October 21, 2011 and November 18, 2011, respectively.

6. Capital loss carryforward

As of December 31, 2010, the Fund had a net capital loss carryforward of approximately $9,395,580, of which $2,400,268 expires in 2016, $6,995,312 expires in 2017. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

Western Asset High Income Fund Inc.	39

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Income Fund Inc. was held on April 29, 2011, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Common Shares Voted for Election	Common Shares Withheld
Leslie H. Gelb	4,619,239	56,701
Riordan Roett	4,617,036	58,904

At June 30, 2011, in addition to Leslie H. Gelb and Riordan Roett the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
R. Jay Gerken
William R. Hutchinson
Jeswald W. Salacuse

40	Western Asset High Income Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the SEC the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”) shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare a distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the

Western Asset High Income Fund Inc.	41

purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant or any distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The reinvestment of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the

42	Western Asset High Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset

High Income Fund Inc.

Directors Carol L. Colman	Western Asset High Income Fund Inc. 620 Eighth Avenue	Independent registered public accounting firm
Daniel P. Cronin	49th Floor	KPMG LLP
Paolo M. Cucchi	New York, NY 10018	345 Park Avenue
Leslie H. Gelb		New York, NY 10154
R. Jay Gerken, CFA	Investment manager
Chairman	Legg Mason Partners Fund	Legal counsel
William R. Hutchinson	Advisor, LLC	Simpson Thacher & Bartlett LLP
Riordan Roett		425 Lexington Avenue
Jeswald W. Salacuse	Subadviser	New York, NY 10017
Western Asset Management Company
Officers	Western Asset Management Company Limited	New York Stock Exchange Symbol
R. Jay Gerken, CFA	Western Asset Management Company Pte. Ltd.	HIF
President and Chief Executive Officer
Kaprel Ozsolak	Custodian
Chief Financial Officer	State Street Bank and Trust Company
Ted P. Becker	1 Lincoln Street
Chief Compliance Officer	Boston, MA 02111
Vanessa A. Williams
Identity Theft Protection Officer	Transfer agent
Robert I. Frenkel	American Stock Transfer & Trust Company
Secretary and Chief Legal Officer	59 Maiden Lane
Thomas C. Mandia	New York, NY 10038
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Income Fund Inc.

Western Asset High Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase at market prices shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the Western Asset High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX010084 8/11 SR11-1445

ITEM 2.                  CODE OF ETHICS.

Not applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1)     Not applicable.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset High Income Fund Inc.

Date:	August 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset High Income Fund Inc.

Date:	August 26, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
Western Asset High Income Fund Inc.

Date:	August 26, 2011